UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03712

Exact name of registrant as specified in charter:	Dryden Government Income Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	2/28/2005

Date of reporting period:	2/28/2005

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Dryden Government Income Fund, Inc.

FEBRUARY 28, 2005	ANNUAL REPORT

FUND TYPE

Government securities

OBJECTIVE

High current return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

April 15, 2005

We hope that you find the annual report for the Dryden Government Income Fund informative and useful. As a JennisonDryden Mutual Fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Government Income Fund, Inc.

Dryden Government Income Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Government Income Fund, Inc. (the Fund) is high current return. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50% (Class A Shares).

Cumulative Total Returns[1] as of 2/28/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	1.29%	37.84%	86.46%	170.32%
Class B	0.65	33.81	75.03	264.99 (259.75)
Class C	0.90	34.74	76.93	81.80
Class R	N/A	N/A	N/A	3.89
Class Z	1.54	39.41	N/A	67.61
Lehman Brothers Government Bond Index[3]	1.33	41.07	97.10	***
Lipper General U.S. Government Funds Avg.[4]	1.53	35.69	79.93	****

Average Annual Total Returns[1] as of 3/31/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	–4.30%	5.25%	5.83%	6.41%
Class B	–5.35	5.43	5.65	6.68 (6.60)
Class C	–1.25	5.74	5.76	5.71
Class R	N/A	N/A	N/A	N/A
Class Z	0.45	6.49	N/A	5.81
Lehman Brothers Government Bond Index[3]	0.11	6.68	6.92	***
Lipper General U.S. Government Funds Avg.[4]	0.46	5.83	5.92	****

Distributions and Yields[1] as of 2/28/05
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.38	3.56%
Class B	$0.31	2.97
Class C	$0.33	3.22
Class R	$0.29	3.51
Class Z	$0.40	3.98

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class R and Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower, as indicated in parentheses.

2Inception dates: Class A, 1/22/90; Class B, 4/22/85; Class C, 8/1/94; Class R, 5/17/04; and Class Z, 3/4/96.

3The Lehman Brothers Government Bond Index (Index) is an unmanaged index of securities issued or backed by the U.S. government, its agencies, and instrumentalities with between 1 and 30 years remaining to maturity. It gives a broad look at how U.S. government bonds have performed.

4The Lipper General U.S. Government Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper General U.S. Government Funds category for the periods noted. Funds in the Lipper Average invest primarily in U.S. government and agency issues.

Investors cannot invest directly in an index. The returns for the Lehman Brothers Government Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***Lehman Brothers Government Bond Index Closest Month-End to Inception cumulative total returns as of 2/28/05 are 199.03% for Class A, 391.11% for Class B, 102.95% for Class C, 3.94% for Class R, and 75.83% for Class Z. Lehman Brothers Government Bond Index Closest Month-End to Inception average annual total returns as of 3/31/05 are 7.47% for Class A, 8.30% for Class B, 6.83% for Class C, and 6.37% for Class Z.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 2/28/05 are 164.83% for Class A, 309.10% for Class B, 85.03% for Class C, 4.24% for Class R, and 61.94% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns as of 3/31/05 are 6.58% for Class A, 7.29% for Class B, 5.87% for Class C, and 5.39% for Class Z.

Five Largest Issues* expressed as a percentage of net assets as of 2/28/05
Federal National Mortgage Association, 5.00%, TBA	8.8%
Federal Home Loan Mortgage Corp., 4.375%, 1/25/10	4.6
Federal National Mortgage Association, 6.00%, 5/15/11	4.5
Federal Home Loan Bank, 3.875%, 1/15/10	4.3
United States Treasury Notes, 4.00%, 2/15/15	3.6

* Issues are subject to change.

Dryden Government Income Fund, Inc.	3

Investment Adviser’s Report

Prudential Investment Management, Inc.

Modest return for U.S. government bond market in an atypical year

The U.S. government bond market did not behave in a typical fashion during the Fund’s fiscal year that began March 1, 2004. The Federal Reserve (the Fed) repeatedly increased short-term interest rates to reduce monetary stimulus in the U.S. economy. Consequently, yields on shorter-term U.S. Treasury notes rose sharply, yields on 10-year Treasury notes increased moderately, but yields on long-term Treasury bonds declined slightly. This development caused considerable flattening in the slope of the yield curve, which shows yields on Treasurys from the shortest to the longest maturity.

Because bond prices move inversely to their yields, prices of shorter-term Treasury notes were lower at the close of the year ended February 28, 2005; prices of 10-year Treasury notes were nearly unchanged; and prices of long-term Treasury bonds were slightly higher. This mixed performance was reflected in the very modest returns of the Fund, the Lehman Brothers Government Bond Index, and the Lipper General U.S. Government Funds Average (Lipper Average). For the 12 months ended February 28, 2005, the Fund’s Class A, Class B, and Class C shares posted cumulative total returns that lagged the Index, which does not include the effect of mutual fund operating expenses. However, the Class Z shares’ cumulative total return exceeded the Index for the same time frame. The Fund’s Class A, Class B, Class C, and Class Z shares’ cumulative total returns trailed the Lipper Average for the 12-month period.

Fund’s duration too short at critical juncture in debt market

Bond prices generally declined early in the second quarter of 2004, driving their yields higher. This was a result of data showing strong job growth and rising inflation that led financial markets to speculate that the Fed might aggressively increase short-term rates to prevent the economy from expanding too rapidly. However, as the year progressed, job growth turned uneven and inflation was surprisingly mild since companies were generally unable to pass higher production costs through to consumers. Tame inflation and strong participation by foreign investors in the U.S. bond market particularly helped prices of intermediate- and longer-term high-grade bonds improve in the third quarter of 2004, even though the Fed had begun to raise short-term rates.

During this time the Fund’s short duration detracted from its performance. Duration measures a portfolio’s sensitivity to changes in the level of interest rates and is expressed in years. A longer duration would have helped the Fund benefit as intermediate- and longer-term high-grade bonds gained in value in the third quarter of 2004.

Fund benefited as slope of yield curve flattened

As it turned out, the Fed raised short-term rates at a measured pace rather than in an aggressive fashion. The target for the federal funds rate—the rate banks charge each

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other on overnight loans—was increased a quarter percentage point in June, August, September, November, and December 2004, and in February of 2005. The combined increases raised it from 1.00% to 2.50%, a level that is still historically low. As the target for the federal funds rate edged higher, the slope of the Treasury yield curve became progressively flatter as previously described. Although the flatter yield curve had a negative impact on shorter-term Treasury notes, we selectively invested in Treasurys on the part of the yield curve that performed better than others. Our strategy benefited the Fund.

Fund held too few mortgage pass-through securities

In an environment of moderate inflation and still-low interest rates, many investors turned to bonds that yielded more than Treasurys. Consequently, traditional mortgage-backed securities (commonly called mortgage pass-through securities), commercial mortgage-backed securities, asset-backed securities, and federal agency securities performed better than Treasurys for the 12-month period ended February 28, 2005.

We favored the type of mortgage pass-through securities that characteristically experience a slower pace of prepayments. Their value increased during a time when homeowners took advantage of low interest rates by refinancing their mortgages. Nevertheless, we believed the mortgage pass-through market had become somewhat overvalued. Therefore the Fund had an underweight exposure to that market for much of the fiscal year ending February 28, 2005. Our strategy detracted from the Fund’s performance. Heavy buying by banks and overseas investors, along with a shrinking net supply of mortgage pass-through securities, caused the value of this type of security to rise relative to Treasurys over the course of the year.

Bonds backed by commercial mortgages and consumer loans aided Fund

Favorable security selection among high-quality commercial mortgage-backed securities and asset-backed securities benefited the Fund. Improving liquidity and positive credit fundamentals supported both markets. Also, commercial mortgage-backed securities are not subject to prepayments like securities backed by residential mortgages, which was a positive factor. Asset-backed securities are created by lenders, such as banks, that package credit card balances, auto loans, and other consumer loan receivables into debt securities that are sold to investors. An increase in consumer borrowing helped fuel the growth in the asset-backed securities market. We favored commercial mortgage-backed securities and asset-backed securities because we believed they offered better relative value than mortgage pass-through securities.

Dryden Government Income Fund, Inc.	5

Investment Adviser’s Report (continued)

Exposure to select federal agency securities a positive for Fund

The Fund maintained a considerable exposure to federal agency securities, which benefited its performance. That market performed relatively well despite concerns stemming from the accounting scandal involving the Federal National Mortgage Association (Fannie Mae). We underweighted Fannie Mae debt securities in the portfolio and emphasized debt securities of other agencies such as the Federal Home Loan Bank and the Federal Home Loan Mortgage Corp. (Freddie Mac).

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2004, at the beginning of the period, and held through the six-month period ended February 28, 2005.

The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs), Section 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. Section 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Dryden Government Income Fund, Inc.	7

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Government Income Fund, Inc.		Beginning Account Value September 1, 2004	Ending Account Value February 28, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000	$1,010	0.92%	$4.59
	Hypothetical	$1,000	$1,020	0.92%	$4.61

Class B	Actual	$1,000	$1,006	1.67%	$8.31
	Hypothetical	$1,000	$1,017	1.67%	$8.35

Class C	Actual	$1,000	$1,007	1.42%	$7.07
	Hypothetical	$1,000	$1,018	1.42%	$7.11

Class R	Actual	$1,000	$1,009	1.17%	$5.83
	Hypothetical	$1,000	$1,019	1.17%	$5.86

Class Z	Actual	$1,000	$1,010	0.67%	$3.34
	Hypothetical	$1,000	$1,021	0.67%	$3.36

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2005, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2005 (to reflect the six-month period).

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Portfolio of Investments

as of February 28, 2005

Principal Amount (000)	Description	Value (Note 1)

LONG-TERM INVESTMENTS 92.9%

Asset Backed Securities 1.0%
	MBNA Master Credit Card Trust,
	Ser. 1999-J, Class A,
$9,800	7.00%, 2/15/12	$10,858,814

Commercial Mortgage Backed Securities 6.8%
	Bear Stearns Commercial Mortgage Securities, Inc.,
620	Ser. 2000-WF1, Class A1, 7.64%, 2/15/32	665,723
10,800	Ser. 2004-T16, Class A5, 4.60%, 2/13/46	10,622,931
	First Union Lehman Brothers Commercial Trust,
12,063	Ser. 1997-C1, Class A3, 7.38%, 4/18/29	12,703,171
	First Union National Bank Commercial Mortgage Trust,
3,516	Ser. 2000-C1, Class A1, 7.739%, 5/17/32	3,759,156
7,169	Ser. 2000-C2, Class A1, 6.94%, 10/15/32	7,521,276
	GS Mortgage Securities Corp. II,
18,200	Ser. 2003-C1, Class A3, 4.608%, 1/10/40	18,003,604
	Keycorp,
10,000	Ser. 2000-C1, Class A2, 7.727%, 5/17/32	11,300,007
	Morgan Stanley Dean Witter Capital,
7,565	Ser. 2001-TOP1, Class A2, 6.32%, 2/15/33	7,888,853

	Total commercial mortgage backed securities	72,464,721

Collateralized Mortgage Obligations 6.7%
	Federal Home Loan Mortgage Corp.,
9,000	Ser. 2496, Class PM, 5.50%, 9/15/17	9,146,302
7,000	Ser. 2501, Class MC, 5.50%, 9/15/17	7,195,173
6,650	Ser. 2513, Class HC, 5.00%, 10/15/17	6,634,754
5,500	Ser. 2518, Class PV, 5.50%, 6/15/19	5,595,366

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	9

Portfolio of Investments

as of February 28, 2005 Cont’d.

Principal Amount (000)		Description	Value (Note 1)

		Federal National Mortgage Association,
$3,013		Ser. 1993-29, Class PH, 6.50%, 1/25/23	$3,072,690
10,000		Ser. 2002-18, Class PC, 5.50%, 4/25/17	10,326,530
7,400		Ser. 2002-57, Class ND, 5.50%, 9/25/17	7,600,416
18,000		Ser. 2002-94, Class HQ, 4.50%, 1/25/18	17,455,176
		Structured Adjustable Rate Mortgage Loan,
4,177		Ser. 2004-1, Class 4A3, 4.17%, 2/25/34	4,175,026

		Total collateralized mortgage obligations	71,201,433

Corporate Bonds 0.4%
		International Bank For Reconstruction,
4,255		4.75%, 2/15/35	4,148,595

Mortgage Backed Securities 37.0%
		Federal Home Loan Mortgage Corp.,
15,798		5.00%, 6/1/33	15,631,157
1,500	(a)	5.00%, TBA	1,479,843
8,500	(a)	6.00%, TBA	8,725,777
2,583		6.00%, 12/01/33 - 9/01/34	2,653,581
3,713		6.50%, 8/01/10 - 9/01/32	3,883,861
8,012		7.00%, 2/01/09 - 9/01/32	8,313,197
48	(c)	7.50%, 6/1/24	52
671		8.00%, 3/01/22 - 5/01/23	728,042
343		8.50%, 6/01/07 - 9/01/19	373,596
478		9.00%, 9/01/05 - 1/01/20	519,080
251		11.50%, 10/1/19	278,700
		Federal National Mortgage Association,
7,603		4.014%, 9/1/33	7,580,675
9,707		4.276%, 4/1/34	9,754,582
10,461		4.45%, 6/1/34	10,423,839
10,145		4.890%, 10/1/34	10,257,133
95,000	(a)	5.00%, TBA	93,604,640
2,000	(a)	5.50%, TBA	2,048,124
10,500	(a)	6.00%, TBA	10,769,062
37,889		5.00%, 7/01/18 - 3/01/34	37,894,143
29,401		5.50%, 8/01/15 - 2/01/35	29,792,225
3,985		6.00%, 11/1/14	4,159,837

See Notes to Financial Statements.

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Principal Amount (000)		Description	Value (Note 1)

$6,885		6.30%, 3/1/11	$7,414,767
26,630		6.50%, 2/01/09 - 10/01/32	27,799,003
37,181		7.00%, 4/01/11 - 2/01/34	39,249,342
7,654		7.50%, 12/01/06 - 10/01/26	8,034,118
2		8.00%, 10/1/24	2,238
41		8.50%, 6/01/17 - 3/01/25	44,389
300		9.00%, 4/01/25	333,468
77		9.50%, 1/01/25 - 2/01/25	86,477
		Government National Mortgage Association,
26,503		5.00%, 7/15/33 - 4/15/34	26,423,448
16,408		7.00%, 2/15/09 - 2/15/29	17,467,928
2,696		7.50%, 7/15/07 - 10/15/24	2,888,165
1,763		8.50%, 4/15/25	1,944,414
1,083		9.50%, 10/15/09 - 12/15/17	1,212,385
		Government National Mortgage Association II,
151		9.50%, 5/20/18 - 8/20/21	169,454

		Total mortgage backed securities	391,940,742

Municipal Bonds 0.8%
		New Jersey Economic Development Authority,
11,851		Ser. B, 4.7388%(f), 2/15/12	8,551,445

U.S. Government Agency Securities 25.0%
		Federal Farm Credit Bank,
32,750	(b)	3.75%, 1/15/09	32,275,878
		Federal Home Loan Bank,
45,915	(d)	3.875%, 1/15/10	45,188,441
29,070	(d)	4.75%, 8/13/10	29,620,702
16,260		5.25%, 6/18/14	17,033,472
8,000		4.491%, 2/20/07	8,410,720
		Federal Home Loan Mortgage Corp.,
36,245	(d)	3.625%, 2/15/08	35,897,447
48,810		4.375%, 1/25/10	48,747,914
		Federal National Mortgage Association,
44,130		6.00%, 5/15/11	47,848,217

		Total U.S. government agency securities	265,022,791

Small Business Administration Agency 4.4%
		Small Business Administration,
3,655		Ser. 1995-20B, 8.15%, 2/1/15	3,912,213

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	11

Portfolio of Investments

as of February 28, 2005 Cont’d.

Principal Amount (000)		Description	Value (Note 1)

$9,131		Ser. 1995-20L, 6.45%, 12/1/15	$9,532,125
11,695		Ser. 1996-20H, 7.25%, 8/1/16	12,426,233
8,274		Ser. 1996-20K, 6.95%, 11/1/16	8,740,592
3,545		Ser. 1997-20A, 7.15%, 1/1/17	3,764,857
7,616		Ser. 1998-20I, 6.00%, 9/1/18	7,947,182

		Total small business administration agency	46,323,202

U.S. Government Treasury Obligations 10.8%
		United States Treasury Bonds,
5,750		4.915%(f), 11/15/27	1,907,143
10,800		5.25%, 11/15/28	11,498,198
28,748	(d)	5.375%, 2/15/31	31,609,317
9,930	(d)	5.50%, 8/15/28	10,916,407
14,400		13.25%, 5/15/14	19,541,246
705	(d)	United States Treasury Notes, 3.50%, 2/15/10	689,413
39,815	(d)	4.00%, 2/15/15	38,670,319

		Total U.S. Treasury government obligations	114,832,043

		Total long-term investments (cost $979,759,275)	985,343,786

SHORT-TERM INVESTMENTS 30.2%

Commercial Paper 2.0%
10,000	(e)	SBC Communication, Inc., 2.62%, 3/14/05	9,991,300
10,988	(e)	2.62%, 3/21/05	10,972,864

		Total commercial paper (cost $20,964,164)	20,964,164

Mutual Fund 28.2%
298,935	(e)	Dryden Core Investment Fund - Taxable Money Market Series (cost $298,935,455; Note 3)	298,935,455

		Total short-term investments (cost $319,899,619)	319,899,619

		Total Investments 123.1% (cost $1,299,658,894; Note 5)	1,305,243,405
		Liabilities in excess of other assets includes net unrealized appreciation on futures of $207,320(g) (23.1%)	(245,166,776)

		Net Assets 100.0%	$1,060,076,629

See Notes to Financial Statements.

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(a)	All or partial principal amount of $116,627,446 represents a to-be-announced (“TBA”) Mortgage dollar rolls, See Notes 1 and 4.
(b)	All or partial principal amount pledged as collateral for financial future contracts.
(c)	Represents actual principal amount (not rounded to nearest thousand).
(d)	All or portion of security on loan with an aggregate market value of such securities is $112,384,926; cash collateral of $115,920,220 (included with liabilities) was received with which the Fund purchased highly liquid short-term investments.
(e)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(f)	Represents yield to maturity.
(g)	Open futures contracts outstanding at February 28, 2005:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at February 28, 2005	Unrealized Appreciation (Depreciation)
	Long Positions:
84	5 yr. U.S. T-Note	March 2005	$9,164,445	$9,082,500	$(81,945)
225	U.S. T-Bond	March 2005	25,944,685	25,446,094	(498,591)
173	U.S. T-Bond	June 2005	19,567,586	19,435,469	(132,117)
118	5 yr. U.S. T-Note	June 2005	12,732,362	12,694,219	(38,143)
129	Eurodollar	Sept. 2005	31,095,824	31,021,275	(74,549)
	Short Positions:
663	2 yr. U.S. T-Note	June 2005	(137,594,155)	(137,499,985)	94,170
667	10 yr. U.S. T-Note	June 2005	(74,225,120)	(73,286,625)	938,495

					$207,320

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	13

Portfolio of Investments

as of February 28, 2005 Cont’d.

The Industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2005 were as follows:

Mortgage Backed Securities	37.0%
Mutual Fund	28.2
U.S. Government Agency Securities	25.0
U.S. Government Treasury Obligations	10.8
Commercial Mortgage Backed Securities	6.8
Collateralized Mortgage Obligations	6.7
Small Business Administration Agency	4.4
Commercial Paper	2.0
Asset Backed Securities	1.0
Municipal Bonds	0.8
Corporate Bonds	0.4

123.1
Liabilities in excess of other assets	(23.1)

100.0%

See Notes to Financial Statements.

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Financial Statements

FEBRUARY 28, 2005	ANNUAL REPORT

Dryden Government Income Fund, Inc.

Statement of Assets and Liabilities

as of February 28, 2005

Assets
Investments at value, including securities on loan of $112,384,926 (cost $1,299,658,894)	$1,305,243,405
Receivable for investments sold	22,769,775
Interest receivable	5,429,790
Receivable for Fund shares sold	1,047,184
Receivable for securities lending, net	17,227
Due from broker-variation margin	107,760
Prepaid expenses	39,835

Total assets	1,334,654,976

Liabilities
Payable for investments purchased	154,983,885
Payable to broker for collateral for securities on loan	115,920,220
Payable for Fund shares reacquired	2,115,418
Accrued expenses	689,589
Management fee payable	410,174
Distribution fee payable	265,217
Dividends payable	124,870
Deferred directors’ fees	68,540
Payable to custodian	434

Total liabilities	274,578,347

Net Assets	$1,060,076,629

Net assets were comprised of:
Common stock, at par	$1,172,271
Paid-in capital in excess of par	1,116,492,308

1,117,664,579
Accumulated net realized loss on investments	(63,379,781)
Net unrealized appreciation on investments	5,791,831

Net assets February 28, 2005	$1,060,076,629

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($830,602,892 ÷ 91,856,001 shares of common stock issued and outstanding)	$9.04
Maximum sales charge (4.50% of offering price)	0.43

Maximum offering price to public	$9.47

Class B
Net asset value, offering price and redemption price per share
($123,178,030 ÷ 13,598,525 shares of common stock issued and outstanding)	$9.06

Class C
Net asset value, offering price and redemption price per share
($14,675,487 ÷ 1,620,081 shares of common stock issued and outstanding)	$9.06

Class R
Net asset value, offering price and redemption price per share
($2,535 ÷ 280 shares of common stock issued and outstanding)	$9.05

Class Z
Net asset value, offering price and redemption price per share
($91,617,685 ÷ 10,152,201 shares of common stock issued and outstanding)	$9.02

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	17

Statement of Operations

Year Ended February 28, 2005

Net Investment Income
Income
Interest	$48,200,037
Dividends	2,081,063
Income from securities loaned, net	338,704

Total net income	50,619,804

Expenses
Management fee	5,488,917
Distribution fee—Class A	2,136,114
Distribution fee—Class B	1,385,699
Distribution fee—Class C	141,974
Distribution fee—Class R	6
Transfer agent fee’s and expenses	1,674,000
Custodian’s fees and expenses	333,000
Reports to shareholders	70,000
Directors’ fees	31,000
Insurance	28,000
Audit fee	24,000
Registration fees	15,000
Legal fees and expenses	8,000
Miscellaneous	11,273

Total expenses	11,346,983

Net investment income	39,272,821

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	(650,462)
Financial futures contracts	(3,440,141)
Options written	304,794

(3,785,809)

Net change in unrealized appreciation (depreciation) on:
Investments	(23,904,417)
Financial futures contracts	830,222

(23,074,195)

Net loss on investments	(26,860,004)

Net Increase In Net Assets Resulting From Operations	$12,412,817

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended
	February 28, 2005	February 29, 2004
Increase (Decrease) In Net Assets
Operations
Net investment income	$39,272,821	$49,776,851
Net realized gain (loss) on investment transactions	(3,785,809)	10,876,059
Net change in unrealized appreciation on investments	(23,074,195)	(35,759,517)

Net increase in net assets resulting from operations	12,412,817	24,893,393

Dividends from net investment income (Note 1)
Class A	(34,980,513)	(40,257,476)
Class B	(4,625,730)	(6,586,125)
Class C	(678,700)	(1,007,304)
Class R	(52)	—
Class Z	(3,738,719)	(4,263,491)

	(44,023,714)	(52,114,396)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	143,477,512	295,487,910
Net asset value of shares issued in reinvestment of dividends	33,070,135	38,094,369
Cost of shares reacquired	(260,210,532)	(529,839,461)

Net decrease in net assets from Fund share transactions	(83,662,885)	(196,257,182)

Total decrease	(115,273,782)	(223,478,185)

Net Assets
Beginning of year	1,175,350,411	1,398,828,596

End of year	$1,060,076,629	$1,175,350,411

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	19

Notes to Financial Statements

Dryden Government Income Fund, Inc., (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Investment operations commenced on April 22, 1985. The Fund’s investment objective is to seek high current return. The Fund will seek to achieve this objective by investing primarily in U.S. Government Securities, including U.S. Treasury bills, notes, bonds, strips and other debt securities issued by the U.S. Treasury, and obligations, including mortgage-related securities, issued or guaranteed by U.S. Government agencies or instrumentalities.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker.

U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an Adviser in consultation with the Manager to be over-the-counter, are valued by a independent pricing agent or more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer). Options on securities and indices traded on an exchange are valued on their last sales price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price.

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Certain fixed income securities for which daily market daily quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by the Board of Directors. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available or for which pricing services do not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Dryden Government Income Fund, Inc.	21

Notes to Financial Statements

Cont’d.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on option written.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Financial future contracts and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends

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or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as a realized gain. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or loss from investment on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or loss are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, and are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst distributions in excess of net income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dryden Government Income Fund, Inc.	23

Notes to Financial Statements

Cont’d.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .50 of 1% of the Fund’s average daily net assets up to and including $3 billion and .35 of 1% of the average daily net assets of the Fund in excess of $3 billion. The effective management fee rate was 0.50 of 1% for the year ending February 28, 2005.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares pursuant to plans of distribution (the “Class A, B, C and Class R Plans”), regardless of expenses actually incurred by PIMS. Class R became available and began investment operations on May 17, 2004. The distribution fees for Class A, Class B, Class C and Class R shares are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A Plan, the Fund compensates PIMS for its distribution-related expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. PIMS has contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

Pursuant to the Class B Plan, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to 1% of the average daily net assets.

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Pursuant to the Class C Plan, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to 1% of the average daily net assets of the Class C shares. PIMS has contractually agreed to limit such fees to .75 of 1% of the average daily net assets of the Class C shares.

Pursuant to the Class R Plan, the Fund compensates PIMS for its distribution-related expenses with respect to Class R shares at an annual rate of up to .75 of 1% of the average daily net assets of the Class R shares. PIMS has contractually agreed to limit such fees to .50 of 1% of the average daily net assets of the Class R shares.

PIMS has advised the Fund that it received approximately $177,900 in front-end sales charges resulting from sales of Class A, during the year ended February 28, 2005. From these fees, PIMS paid a substantial portion of such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2005 it received approximately $1,300, $445,000 and $19,900 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from March 1, 2004 through April 30, 2004, the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion, if necessary. Effective May 1, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds paid a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement is October 28, 2005. The Fund did not borrow any amounts pursuant to the SCA during the year ended February 28, 2005.

Dryden Government Income Fund, Inc.	25

Notes to Financial Statements

Cont’d.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended February 28, 2005, the Fund incurred fees of approximately $1,343,400 for the services of PMFS. As of February 28, 2005, approximately $109,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $128,900 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”), affiliates of PI, was approximately $52,200 and $64,000 respectively, for the year ended February 28, 2005. As of February 28, 2005 approximately $36,000 of such fees were due to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the fund’s securities lending agent. For the year ended February 28, 2005, PIM was compensated approximately $112,900 for these services.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended February 28, 2005, the Fund earned income from the Series by investing its excess cash and collateral received from securities lending of approximately $2,081,000 and $241,500 respectively.

Note 4. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the year ended February 28, 2005, were $6,336,827,457 and $6,254,244,544 respectively.

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Transactions in options written during the year ended February 28, 2005, were as follows:

	Contracts	Premium
Balance as of February 29, 2004	—	$—
Options written	3,600	1,228,374
Options exercised	(720)	(245,268)
Options expired	(1,440)	(276,786)
Options terminated in closing purchase transactions	(1,440)	(706,320)

Balance as of February 28, 2005	—	$—

The average balance of dollar rolls outstanding during the year ended February 28, 2005 was approximately $74,400,000. The amount of dollar rolls outstanding at February 28, 2005 was $116,627,446 (principal $107,500,000), which was 8.7% of total assets.

As of February 28, 2005, the Fund had securities on loan with an aggregate market value of $112,384,926. The Fund received $115,920,220 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income and accumulated net realized gain (loss) on investments. For the year ended February 28, 2005, the adjustments were to increase accumulated net investment income by $4,750,893, decrease accumulated net realized loss on investments by $2,920,317 and decrease paid-in-capital in excess of par by $7,671,210, due to differences in the treatment of premium amortization, paydown gains and the expiration of some of the Fund’s capital loss carryforward. Net investment income, net realized losses and net assets were not affected by this change.

For the years ended February 28, 2005 and February 29, 2004, the tax character of distributions paid by the Fund of $44,023,714 and $52,114,396, respectively, was ordinary income.

Dryden Government Income Fund, Inc.	27

Notes to Financial Statements

Cont’d.

As of February 28, 2005, the accumulated undistributed earnings on a tax basis consisted of $385,040 of ordinary income.

As of February 28, 2005, the Fund had a capital loss carryforward for tax purposes of approximately $61,872,000 of which $3,290,000 expires in 2006, $1,537,000 expires in 2007, $20,444,000 Expires in 2008, $21,641,000 expires in 2009 and $14,960,000 expires in 2013. Approximately $7,671,000 of the Fund’s capital loss carryforward expired unused in the fiscal year ended February 28, 2005. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2005 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$1,300,959,544	$12,917,502	$(8,633,641)	$4,283,861

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and differences in the treatment of premium amortization for book and tax purposes.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Prior to March 15, 2004 Class A shares were sold with a front-end sales charge of up to 4.00%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares purchased are subject to a CDSC of 1% for 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

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There are 2 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C, Class R and Class Z common stock, each of which consists of 500,000,000 authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended February 28, 2005:
Shares sold	9,549,874	$87,013,949
Shares issued in reinvestment of dividends	2,778,247	25,286,478
Shares reacquired	(19,428,136)	(176,965,128)

Net increase (decrease) in shares outstanding before conversion	(7,100,015)	(64,664,701)
Shares issued upon conversion from Class B	1,138,400	10,434,525

Net increase (decrease) in shares outstanding	(5,961,615)	$(54,230,176)

Year ended February 29, 2004:
Shares sold	19,509,647	$182,297,896
Shares issued in reinvestment of dividends	3,045,860	28,350,274
Shares reacquired	(37,237,746)	(346,549,196)

Net increase (decrease) in shares outstanding before conversion	(14,682,239)	(135,901,026)
Shares issued upon conversion from Class B	2,049,477	19,295,452

Net increase (decrease) in shares outstanding	(12,632,762)	$(116,605,574)

Class B
Year ended February 28, 2005:
Shares sold	989,686	$9,033,164
Shares issued in reinvestment of dividends	396,964	3,619,406
Shares reacquired	(4,240,698)	(38,629,971)

Net increase (decrease) in shares outstanding before conversion	(2,854,048)	(25,977,401)
Shares reacquired upon conversion into Class A	(1,136,596)	(10,434,525)

Net increase (decrease) in shares outstanding	(3,990,644)	$(36,411,926)

Year ended February 29, 2004:
Shares sold	3,504,118	$32,898,524
Shares issued in reinvestment of dividends	530,949	4,952,714
Shares reacquired	(7,459,002)	(69,375,318)

Net increase (decrease) in shares outstanding before conversion	(3,423,935)	(31,524,080)
Shares reacquired upon conversion into Class A	(2,045,994)	(19,295,452)

Net increase (decrease) in shares outstanding	(5,469,929)	$(50,819,532)

Dryden Government Income Fund, Inc.	29

Notes to Financial Statements

Cont’d.

Class C	Shares	Amount
Year ended February 28, 2005:
Shares sold	206,233	$1,891,017
Shares issued in reinvestment of dividends	49,188	448,569
Shares reacquired	(1,166,421)	(10,637,039)

Net increase (decrease) in shares outstanding	(911,000)	$(8,297,453)

Year ended February 29, 2004:
Shares sold	1,070,574	$10,062,134
Shares issued in reinvestment of dividends	74,803	697,776
Shares reacquired	(1,774,871)	(16,561,426)

Net increase (decrease) in shares outstanding	(629,494)	$(5,801,516)

Class R
May 17, 2004 through February 28, 2005(a):
Shares sold	274	$2,500
Shares issued in reinvestment of dividends	6	52
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	280	$2,552

Class Z
Year ended February 28, 2005:
Shares sold	5,015,428	$45,536,882
Shares issued in reinvestment of dividends	409,114	3,715,630
Shares reacquired	(3,744,445)	(33,978,394)

Net increase (decrease) in shares outstanding	1,680,097	$15,274,118

Year ended February 29, 2004:
Shares sold	7,512,558	$70,229,356
Shares issued in reinvestment of dividends	440,467	4,093,605
Shares reacquired	(10,460,381)	(97,353,521)

Net increase (decrease) in shares outstanding	(2,507,356)	$(23,030,560)

(a)	Commencement of Operations

30	Visit our website at www.jennisondryden.com

Financial Highlights

FEBRUARY 28, 2005	ANNUAL REPORT

Dryden Government Income Fund, Inc.

Financial Highlights

Class A
Year Ended February 28, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.30

Income from investment operations:
Net investment income	0.34
Net realized and unrealized gain (loss) on investments transactions	(0.22)

Total from investment operations	0.12

Less Distributions:
Dividends from net investment income	(0.38)

Net asset value, end of year	$9.04

Total Investment Return(a):	1.29%
Ratios/Supplemental Data:
Net assets, end of year (000)	$830,603
Average net assets (000)	$854,446
Ratios to average net assets:
Expenses, including distribution fee and service (12b-1) fees(b)	0.95%
Expenses, excluding distribution fee and service (12b-1) fees	0.70%
Net investment income	4.09%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	611%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Class A
Year Ended February 28/29,
2004	2003	2002	2001

$9.47	$9.09	$8.94	$8.41

0.38	0.46	0.46	0.54
(0.17)	0.38	0.17	0.53

0.21	0.84	0.63	1.07

(0.38)	(0.46)	(0.48)	(0.54)

$9.30	$9.47	$9.09	$8.94

2.34%	9.51%	7.36%	13.10%

$909,360	$1,046,220	$952,466	$845,525
$973,773	$990,018	$954,797	$810,113

0.98%	0.94%	0.98%	1.00%
0.73%	0.69%	0.73%	0.75%
3.95%	4.73%	5.43%	6.25%

646%	479%	440%	337%

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	33

Financial Highlights

Cont’d.

Class B
Year Ended February 28, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.31

Income from investment operations:
Net investment income	0.27
Net realized and unrealized gain (loss) on investments transactions	(0.21)

Total from investment operations	0.06

Less Distributions:
Dividends from net investment income	(0.31)

Net asset value, end of year	$9.06

Total Investment Return(a):	0.65%
Ratios/Supplemental Data:
Net assets, end of year (000)	$123,178
Average net assets (000)	$138,570
Ratios to average net assets:
Expenses, including distribution fee and service (12b-1) fees	1.70%
Expenses, excluding distribution fee and service (12b-1) fees	0.70%
Net investment income	3.34%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class B
Year Ended February 28/29,
2004	2003	2002	2001

$9.49	$9.09	$8.95	$8.41

0.32	0.41	0.41	0.49
(0.18)	0.40	0.16	0.54

0.14	0.81	0.57	1.03

(0.32)	(0.41)	(0.43)	(0.49)

$9.31	$9.49	$9.09	$8.95

1.50%	9.11%	6.62%	12.58%

$163,800	$218,806	$153,685	$130,732
$192,823	$183,620	$134,237	$146,034

1.70%	1.52%	1.55%	1.58%
0.73%	0.69%	0.73%	0.75%
3.25%	4.12%	4.87%	5.68%

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	35

Financial Highlights

Cont’d.

Class C
Year Ended February 28, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.31

Income from investment operations:
Net investment income	0.29
Net realized and unrealized gain (loss) on investments transactions	(0.21)

Total from investment operations	0.08

Less Distributions:
Dividends from net investment income	(0.33)

Net asset value, end of year	$9.06

Total Investment Return(a):	0.90%
Ratios/Supplemental Data:
Net assets, end of year (000)	$14,675
Average net assets (000)	$18,930
Ratios to average net assets:
Expenses, including distribution fee and service (12b-1) fees(b)	1.45%
Expenses, excluding distribution fee and service (12b-1) fees	0.70%
Net investment income	3.59%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.

See Notes to Financial Statements.

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Class C
Year Ended February 28/29,
2004	2003	2002	2001

$9.49	$9.09	$8.95	$8.41

0.34	0.41	0.42	0.50
(0.18)	0.40	0.16	0.54

0.16	0.81	0.58	1.04

(0.34)	(0.41)	(0.44)	(0.50)

$9.31	$9.49	$9.09	$8.95

1.72%	9.20%	6.71%	12.67%

$23,572	$29,986	$18,405	$9,711
$27,705	$25,168	$13,454	$7,904

1.48%	1.44%	1.48%	1.50%
0.73%	0.69%	0.73%	0.75%
3.47%	4.17%	4.97%	5.75%

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	37

Financial Highlights

Cont’d.

	Class R
	May 17, 2004(a) Through February 28, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$8.99

Income from investment operations:
Net investment income	0.25
Net realized and unrealized gain on investment transactions	0.10

Total from investment operations	0.35

Less Distributions:
Dividends from net investment income	(0.29)

Net asset value, end of period	$9.05

Total Return(b):	3.89%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,535	(d)
Average net assets (000)	$1,642	(d)
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.20	%(e)
Expenses, excluding distribution and service (12b-1) fees	.70	%(e)
Net investment income	4.01	%(e)

(a)	Commencement of operations.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.Total investment returns for periods of less than one full year are not annualized.
(c)	During the period, the Distributor of the fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(d)	Figure is actual and not rounded to the nearest thousand.
(e)	Annualized.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

This Page Intentionally Left Blank

Financial Highlights

Cont’d.

Class Z
Year Ended February 28, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.28

Income from investment operations:
Net investment income	0.36
Net realized and unrealized gain (loss) on investments transactions	(0.22)

Total from investment operations	0.14

Less Distributions:
Dividends from net investment income	(0.40)

Net asset value, end of year	$9.02

Total Investment Return(a):	1.54%
Ratios/Supplemental Data:
Net assets, end of year (000)	$91,618
Average net assets (000)	$85,837
Ratios to average net assets:
Expenses, including distribution fee and service (12b-1) fees	0.70%
Expenses, excluding distribution fee and service (12b-1) fees	0.70%
Net investment income	4.36%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Class Z
Year Ended February 28/29,
2004	2003	2002	2001

$9.46	$9.07	$8.93	$8.40

0.41	0.48	0.49	0.56
(0.18)	0.39	0.16	0.53

0.23	0.87	0.65	1.09

(0.41)	(0.48)	(0.51)	(0.56)

$9.28	$9.46	$9.07	$8.93

2.48%	9.79%	7.61%	13.39%

$78,619	$103,816	$78,642	$103,523
$97,237	$86,453	$94,143	$94,635

0.73%	0.69%	0.73%	0.75%
0.73%	0.69%	0.73%	0.75%
4.22%	4.95%	5.71%	6.50%

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	41

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Dryden Government Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Dryden Government Income Fund, Inc., (the “Fund”) formerly known as the Prudential Government Income Fund, Inc., including the portfolio of investments, as of February 28, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented through February 28, 2003, were audited by another independent registered public accounting firm, whose report dated April 21, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dryden Government Income Fund, Inc. as of February 28, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 26, 2005

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Important Notice for Certain Shareholders

(Unaudited)

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 24.43% of the dividends paid by Dryden Government Income Fund, Inc. qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

Dryden Government Income Fund Inc.	43

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by Prudential Investments LLC (the Manager or PI).

Independent Directors(2)

David E.A. Carson (70), Director since 2003(3) Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Director since 2003(3) Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Director since 2003(3) Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Director since 1993(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

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Robin B. Smith (65), Director since 2003(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Stephen D. Stoneburn (61), Director since 2003(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (66), Director since 2003(3) Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (57), President since 2003 and Director since 2000(3) Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (58), Vice President and Director since 1996(3) Oversees 166 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Dryden Government Income Fund, Inc.	45

Management of the Fund

Cont’d

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer since 2004

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus; Assistant Secretary (since June 2004) of The Asia Pacific Fund, Inc.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1996(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Deborah A. Docs (47), Secretary since 1996

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Jonathan D. Shain (46), Assistant Secretary since 2004

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian (51), Acting Anti-Money Laundering Compliance Officer since 2004

Principal occupations (last 5 years): Vice President, Prudential (since July 1997); Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-date) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

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Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals’ length of service as Director and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with, the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Government Income Fund, Inc.	47

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 2/28/05
	One Year	Five Years	Ten Years	Since Inception
Class A	–3.26%	5.65%	5.94%	6.48%
Class B	–4.22	5.84	5.76	6.74 (6.66%)
Class C	–0.07	6.15	5.87	5.81
Class R	N/A	N/A	N/A	N/A
Class Z	1.54	6.87	N/A	5.91

Average Annual Total Returns (Without Sales Charges) as of 2/28/05
	One Year	Five Years	Ten Years	Since Inception
Class A	1.29%	6.63%	6.43%	6.81%
Class B	0.65	6.00	5.76	6.74 (6.66%)
Class C	0.90	6.15	5.87	5.81
Class R	N/A	N/A	N/A	N/A
Class Z	1.54	6.87	N/A	5.91

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling us at (800) 225-1825.

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, 1/22/90; Class B, 4/22/85; Class C, 8/1/94; Class R, 5/17/04; and Class Z, 3/4/96.

Visit our website at www.jennisondryden.com

The graph compares a $10,000 investment in the Dryden Government Income Fund, Inc. (Class A shares) with a similar investment in the Lehman Brothers Government Bond Index (T6 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (February 29, 1995) and the account values at the end of the current fiscal year (February 28, 2005) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 28, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Government Bond Index is an unmanaged index of securities issued or backed by the U.S. government, its agencies, and instrumentalities with between 1 and 30 years remaining to maturity. It gives a broad look at how U.S. government bonds with such maturities have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of government securities funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

During the period ended February 28, 2005, the Fund charged a maximum front-end sales charge of 4.50% for Class A shares and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Prior to March 15, 2004, Class A shares were sold with a front-end sales charge of up to 4.00%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after the purchase and a 12b-1 fee of up to 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of up to 1%. Class R shares are not subject to a sales charge and are subject to a 12b-1 fee up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower, as indicated in parentheses.

Dryden Government Income Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

DIRECTORS
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer •
Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Officer • Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Dryden Government Income Fund, Inc.
Share Class	A	B	C	R	Z
NASDAQ	PGVAX	PBGPX	PRICX	PGVAX	PGVZX
CUSIP	26243M103	26243M202	26243M301	26243M509	26243M400

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Government Income Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that Director at Dryden Government Income Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.jennisondryden.com approximately 60 days after the end of the fiscal quarter.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Government Income Fund, Inc.
Share Class	A	B	C	R	Z
NASDAQ	PGVAX	PBGPX	PRICX	PGVAX	PGVZX
CUSIP	26243M103	26243M202	26243M301	26243M509	26243M400

MF128E    IFS-A103201    Ed. 04/2005

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended February 28, 2005 and February 28, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $23,500 and $23,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2005 and 2004. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2005 was $33,500. There were no non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2004.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dryden Government Income Fund, Inc.

By (Signature and Title)*	/s/ DEBORAH A. DOCS
Deborah A. Docs Secretary

Date April 25, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JUDY A. RICE
Judy A. Rice President and Principal Executive Officer

Date April 25, 2005

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres Treasurer and Principal Financial Officer

Date April 25, 2005

*	Print the name and title of each signing officer under his or her signature.